Financial Assets at Fair Value through Other Comprehensive Income	12 Months Ended
Dec. 31, 2017
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Financial Assets at Fair Value through Other Comprehensive Income
21.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	2016	2017
Listed in the PRC	147	158
Listed outside the PRC	4,138	4,070
Unlisted	41	58

	4,326	4,286

For the year ended December 31, 2017, decrease in fair value of financial assets at fair value through other comprehensive income amounted to approximately RMB56 million (2015: decrease of approximately RMB1,050 million; 2016: decrease of approximately RMB544 million). The decrease, net of tax impact, of approximately RMB58 million (2015 decrease, together with tax impact, of approximately RMB2,179 million; 2016 decrease, net of tax impact, of approximately RMB530 million) has been recorded in the consolidated statement of comprehensive income.